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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07917

Wilshire Variable Insurance Trust
(Exact name of registrant as specified in charter)

1299 Ocean Avenue, Suite 700 Santa Monica, CA	90401-1085
(Address of principal executive offices)	(Zip code)

Jason A. Schwarz

Wilshire Associates Incorporated, 1299 Ocean Avenue, Suite 700, Santa Monica, CA 90401-1085
(Name and address of agent for service)

Registrant's telephone number, including area code:	(310) 451-3051

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

Wilshire Variable Insurance Trust
SEMI-ANNUAL REPORT (Unaudited) Wilshire Global Allocation Fund
June 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at (866) 591-1568 or, if you own these shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at (866) 591-1568. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or at your financial intermediary.

Wilshire Variable Insurance Trust Table of Contents

Letter to Shareholders	1
Commentary	2
Disclosure of Fund Expenses	5
Schedule of Investments	6
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	11
Additional Fund Information	17
Privacy Statement	18

Shares of the Wilshire Global Allocation Fund are sold only as the underlying investment for variable annuity contracts issued by insurance companies. This report is authorized for use in connection with any offering of the Fund’s shares only if accompanied or preceded by the Fund’s current prospectus.

Shares of the Wilshire Variable Insurance Trust are distributed by Ultimus Fund Distributors, LLC.

Wilshire Variable Insurance Trust Letter to Shareholders (Unaudited)

Dear Wilshire Variable Insurance Trust Shareholder:

We are pleased to present this semi-annual report to all shareholders of the Wilshire Variable Insurance Trust. This report covers the period from January 1, 2019 to June 30, 2019, for the Wilshire Global Allocation Fund.

Market Environment

U.S. Equity

The U.S. stock market, represented by the Wilshire 5000 Total Market IndexSM, was up 18.66% for the first half of the year. This marks the strongest first half-year for U.S. equities in 24 years. Markets have been volatile this year as trade concerns and a possible global economic slowdown continue to sway investor sentiment, while the Q4 2018 selloff created attractive valuations and buying opportunities that propelled markets early in the year. Equity prices are also responding to the actions and statements of the Federal Reserve, which has softened its monetary policy stance over the past few months. Investors are expecting one or more Federal Funds rate cuts and the markets have begun to react strongly to perceived changes in the likelihood and magnitude of future rate cuts.

Non-U.S. Equity

Equity markets outside of the U.S. continue to enjoy a strong 2019, although they are generally underperforming the U.S. equity market. The MSCI All Country World ex-U.S. Index and MSCI Emerging Markets Index returned 13.60% and 10.59%, respectively. Indicators out of Europe are still gloomy as recent data show that the manufacturing sector in Germany has weakened, which could also mean problems for countries with close industrial ties. Manufacturing in Britain has worsened as well, as businesses continue to struggle with the effects of Brexit. These negative headlines were offset by continued corporate earnings growth and expectations that European corporate earnings growth will outpace U.S. corporate earnings growth over the coming twelve months. News out of Japan is also troubling as consumption and capital spending shows little or no growth. Trade negotiations between the U.S. and China, the world’s two largest economies, continue with both countries maintaining firm stances going into the G20. There was some good news following the conference as the two countries agreed to not impose new trade sanctions and, rather, continue negotiations.

Fixed Income

The U.S. Treasury yield curve fell across all maturities during the quarter ended June 30, 2019, with the biggest decreases occurring in the 1- to 10-year portion of the yield curve. The bellwether 10-year Treasury yield ended the quarter at 2.00%, down 41 basis points from March. The Federal Open Market Committee left its overnight rate unchanged during the quarter, at a range of 2.25% to 2.50%. The committee softened some of its messaging to indicate that it is willing to ease should conditions deteriorate. The committee’s current forecast, however, is for no rate changes this year and a minor downward adjustment in 2020. Credit spreads tightened modestly within both the investment grade and high yield markets, and the Bloomberg Barclays Long Government/Credit Index and the Bloomberg Barclays U.S. Corporate High Yield Index returned 13.46% and 9.94%, respectively. Emerging market debt benefited from dovish central bank announcements (both in the U.S. and from the ECB), and in the case of local currency issues, currency tailwinds.

Fund Performance Review

The Wilshire Global Allocation Fund returned 11.98%, underperforming the 65/35 Hybrid Index (65% MSCI All Country World Investable Market Index and 35% Bloomberg Barclays Global Aggregate Bond Index (Hedged)) by 0.65%. Despite the Fund’s performance for the first six months of 2019, we are confident that the Wilshire Global Allocation Fund is well positioned for future growth.

As always, we sincerely appreciate your continued support and confidence in Wilshire Associates.

Sincerely,

Jason Schwarz
President, Wilshire Variable Insurance Trust

Wilshire Variable Insurance Trust Wilshire Global Allocation Fund Commentary

Average Annual Total Returns
Periods Ended 06/30/19	Wilshire Global Allocation Fund	MSCI All Country World (ACWI) Investable Market (IMI) Index(1)	MSCI All Country World (ACWI) Index(1)	Bloomberg Barclays Global Aggregate Bond Index (Hedged)(1)	Stock/Bond Composite(1)
Six Months*	11.98%	16.08%	16.23%	6.00%	12.63%
One Year	4.11%	4.57%	5.74%	7.80%	6.04%
Five Years	4.40%	6.03%	6.16%	3.82%	5.43%
Ten Years	8.08%	10.32%	10.15%	4.23%	8.39%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns. If these fees were included, returns would be lower. Recent performance can be found at your particular insurance company.

(1)

Effective June 28, 2019, the Wilshire Global Allocation Fund’s (the “Fund”) primary benchmark index was changed from the MSCI All Country World Index (“MSCI ACWI”) to the MSCI All Country World Index Investable Market Index (“MSCI ACWI IMI”) because the investment adviser has determined that the MSCI ACWI IMI more closely aligns with the investment strategies of the Fund. Stock/Bond Composite is a blend of 65% MSCI ACWI IMI and 35% Bloomberg Barclays Global Aggregate Index (Hedged). The MSCI ACWI IMI captures large, mid and small cap representation across 23 Developed Markets and 26 Emerging Markets countries, covering approximately 99% of the global equity investment opportunity set. The MSCI ACWI is an unmanaged capitalization-weighted measure of stock markets of developed and emerging markets. The Bloomberg Barclays Global Aggregate Index (Hedged) is a broad-based measure of the global investment grade fixed-rate debt markets from both developed and emerging markets issuers. An individual cannot invest directly in an index. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no transaction costs, management fees or other expenses.

*	Not annualized.

During the ten years ended June 30, 2019, certain fees and expenses were reduced or reimbursed. Without fee reductions and expense reimbursements, total returns would have been lower. For the six months ended June 30, 2019, the investment adviser did not reduce its fees or reimburse expenses.

Wilshire Variable Insurance Trust Wilshire Global Allocation Fund Commentary - (Continued)

PORTFOLIO SECTOR WEIGHTING*

(As of June 30, 2019)

The Wilshire 5000 Total Market IndexSM returned 18.66% for the first half of the year. Global equities reached new highs, albeit with a heightened degree of market volatility. The dovish tone of global central banks has boosted the rally in equities, resulting in a significant decline in global government bond yields. U.S. growth continues to outpace major foreign developed economies, as Gross Domestic Product (“GDP”) in the first half of the year outperformed expectations due to strength in Personal Consumption Expenditures. However, the recent decline in Gross Private Domestic Investment has weighed on GDP growth, which may be an indicator of declining business sentiment and lack of willingness to spend due to uncertainty regarding the business cycle and trade.

Outside of the United States, equities also performed well. The MSCI All Country World ex-U.S. Index returning 13.60% for the year-to-date period through June 30. Despite signs of stability, the U.K. and Europe both face cyclical and structural risks to economic growth, due to geopolitical uncertainty and the challenges associated with implementing a unified monetary policy across misaligned economies, respectively. In particular, the European Central Bank has acknowledged this issue and has communicated the willingness to be very supportive of growth through monetary stimulus. The MSCI Emerging Markets Index returned 10.59% during the period as trade war and lower earnings expectations weighed on export-driven economies.

Sector returns for the Wilshire 5000 Total Market Index were all positive for the first half of 2019. Information Technology (+27.55%), Industrials (+21.92%) and Consumer Discretionary (+19.90%) were the best performing sectors while Health Care (9.99%) and Energy (+11.94%) were the laggards. Large capitalization stocks outperformed small capitalization stocks with the Wilshire U.S. Large-Cap IndexSM returning 18.74% versus 17.85% for the Wilshire U.S. Small-Cap IndexSM. Year to date, Growth has outperformed Value.

Although U.S. real estate securities underperformed broader equities during the quarter ended June 30, 2019, they are still experiencing a surge for the year. Global real estate securities are up double-digits for the year as well. Commodity results were negative for the quarter as crude oil fell -2.8% to $58.47 per barrel. Natural gas prices were down -13.3%, ending the quarter at $2.31 per million BTUs. MLPs were modestly positive for the quarter (+0.12%) but are up significantly for the year. Gold prices finished at approximately $1,414 per troy ounce, up +9.3% from last quarter.

The Bloomberg Barclays US Aggregate Bond Index returned 6.11% for the first six months of the year. The U.S. Treasury yield curve fell across all maturities, particularly at the front-end of the curve. Credit spread tightened modestly in both investment grade and high yield markets, and the Bloomberg Barclays Long Government/Credit Index and the Bloomberg Barclays US Corporate High Yield Index returned 13.46% and 9.94%, respectively. Globally, the trend of declining inflation across developed markets since mid-2018 has persisted into 2019. At the same time, inflation in emerging markets is well

*	Based on percent of the Fund’s total investments at value.

Wilshire Variable Insurance Trust Wilshire Global Allocation Fund Commentary - (Continued)

below historic levels, albeit higher than developed markets. This trend has fueled a dovish change in sentiment and central bank rhetoric on a global basis, including but not limited to the European Central Bank, Bank of Korea, Bank of Japan, and the U.S. Federal Reserve, all of which are communicating plans for monetary stimulus.

The Wilshire Global Allocation Fund returned 11.98% for the first six months of 2019, underperforming the custom benchmark* return of 12.63%. Weak relative performance from the Wilshire Large Company Portfolio weighed on results, as did a modest overweight to value-oriented securities during the first half of the year. Conversely, strong performance from the Wilshire International Equity and Wilshire Income Opportunities Funds helped mitigate relative underperformance.

Despite the Fund’s underperformance versus its benchmark, we believe the Fund is well-positioned going into the second half of 2019 as the market deals with ongoing macroeconomic and geopolitical uncertainties.

*Custom Benchmark: 65% MSCI All Country World Investable Market Index, 35% Bloomberg Barclays Global Aggregate Bond Index (Hedged)

Wilshire Variable Insurance Trust Disclosure of Fund Expenses (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for investment advisory services, administrative services, distribution and/or shareholder services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2019 to June 30, 2019.

The table below illustrates the Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee reductions, that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return for the period, the “Expense Ratio” column shows the period’s annualized expense ratio, and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare the Fund’s costs with those of other mutual funds. The “Ending Account Value” shown is derived from hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. Wilshire Variable Insurance Trust has no such charges or fees, but they may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds.

	Beginning Account Value 01/01/19	Ending Account Value 6/30/19	Net Expense Ratio(1)(2)	Expenses Paid During Period 01/01/19-6/30/19(3)(4)
Wilshire Global Allocation Fund
Actual Fund Return	$1,000.00	$1,119.80	0.45%	$2.37
Hypothetical 5% Return	$1,000.00	$1,022.56	0.45%	$2.26

(1)	Annualized, based on the Fund’s most recent fiscal half-year expenses.
(2)	The expense ratio does not include the expenses of the underlying funds.
(3)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect one-half year period).
(4)	Expenses shown do not include annuity contract fees.

Wilshire Variable Insurance Trust Schedule of Investments June 30, 2019 (Unaudited)

Wilshire Global Allocation Fund
	Shares	Value
AFFILIATED REGISTERED INVESTMENT COMPANIES — 86.6%
Wilshire Income Opportunities Fund - Institutional Class	12,532,194	$129,958,850
Wilshire International Equity Fund - Institutional Class	16,666,798	174,834,715
Wilshire Large Company Growth Portfolio - Institutional Class	1,112,091	48,876,418
Wilshire Large Company Value Portfolio - Institutional Class	3,472,954	67,514,222
Wilshire Small Company Growth Portfolio - Institutional Class	544,722	15,584,484
Wilshire Small Company Value Portfolio - Institutional Class	724,634	15,362,249
Total Affiliated Registered Investment Companies (Cost $433,015,081)		$452,130,938

OTHER OPEN-END FUNDS — 13.5%
DFA Emerging Markets Core Equity Portfolio - Institutional Class	778,517	$16,294,361
Fidelity U.S. Bond Index	1,397,165	16,472,573
Vanguard Total International Bond Index Fund - Institutional Shares	1,096,569	37,645,209
Total Other Open-End Funds (Cost $68,289,304)		$70,412,143

MONEY MARKET FUNDS — 0.0% (a)
Northern Trust Institutional Government Select Portfolio - Institutional Class, 2.24% (b) (Cost $26,698)	26,698	$26,698

Total Investments at Value — 100.1% (Cost $501,331,083)		$522,569,779

Liabilities in Excess of Other Assets — (0.1%)		(665,412)

Net Assets — 100.0%		$521,904,367

(a)	Percentage rounds to less than 0.1%.
(b)	The rate shown is the 7-day effective yield as of June 30, 2019.

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Statement of Assets and Liabilities June 30, 2019 (Unaudited)

WILSHIRE GLOBAL ALLOCATION FUND
ASSETS:
Investments in unaffiliated funds, at value (Note 2)	$70,438,841
Investments in affiliated funds, at value (Notes 2 and 5)	452,130,938
Receivable for Fund shares sold	24,792
Receivable for investment securities sold	97,341
Dividends receivable	2,544,050
Reclaims receivable	475
Other assets	11,117
Total assets	525,247,554

LIABILITIES:
Payable for Fund shares redeemed	573,264
Payable for investment securities purchased	2,584,823
Investment advisory fees payable (Note 3)	31,396
Distribution fees payable (Note 4)	84,218
Administration fees payable (Note 3)	25,000
Accrued expenses and other payables	44,486
Total liabilities	3,343,187

NET ASSETS	$521,904,367

NET ASSETS consist of:
Paid-in capital	$471,946,718
Accumulated earnings	49,957,649

NET ASSETS	$521,904,367

SHARES OUTSTANDING:
(Unlimited shares authorized)	25,378,851

NET ASSET VALUE:
(Offering and redemption price per share)	$20.56

Investments in unaffiliated funds, at cost (Note 2)	$68,316,002
Investments in affiliated funds, at cost (Notes 2 and 5)	433,015,081

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Statement of Operations For the Six Months Ended June 30, 2019 (Unaudited)

WILSHIRE GLOBAL ALLOCATION FUND
INVESTMENT INCOME:
Dividend income from unaffiliated investments	$524,270
Income distributions from affiliated funds (Note 5)	2,548,865
Foreign taxes withheld	(1,568)
Total income	3,071,567

EXPENSES:
Distribution fees (Note 4)	635,945
Investment advisory fees (Note 3)	200,321
Administration fees (Note 3)	155,144
Professional expenses	57,334
Trustees’ fees and expenses (Note 3)	47,911
Printing expenses	11,252
Insurance expense	10,678
Transfer agent fees	10,470
Custodian fees	8,326
Registration and filing fees	7,935
Other	4,416
Total expenses	1,149,732

Net investment income	1,921,835

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS (Notes 2 and 5):
Net realized gains from:
Sale of unaffiliated investments	123,024
Sale of affiliated investment company shares (Note 5)	807,914
Net change in unrealized appreciation (depreciation) of:
Unaffiliated investments	4,210,001
Investments in affiliated funds (Note 5)	50,597,564
Foreign currency transactions and translation of other assets and liabilities denominated in foreign currencies	172
Net realized and unrealized gains on investments	55,738,675

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$57,660,510

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Statements of Changes in Net Assets

	WILSHIRE GLOBAL ALLOCATION FUND
	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
OPERATIONS:
Net investment income	$1,921,835	$7,115,352
Net realized gains from sale of unaffiliated investments, sale of affiliated investment company shares, capital gain distributions from affiliated investment companies and foreign currency transactions	930,938	19,887,869
Net change in unrealized appreciation (depreciation) of unaffiliated investments, investments in affiliated funds and foreign currency transactions and translation of other assets and liabilities denominated in foreign currencies	54,807,737	(57,345,698)
Net increase (decrease) in net assets resulting from operations	57,660,510	(30,342,477)

DISTRIBUTIONS TO SHAREHOLDERS (Notes 2 and 10)	—	(13,856,522)

CAPITAL SHARE TRANSACTIONS: (DOLLARS)
Net assets received in conjunction with fund merger (Note 1)	—	148,648,667
Shares sold	1,278,335	1,927,012
Shares issued as reinvestment of distributions	—	13,856,522
Shares redeemed	(26,039,239)	(42,244,184)
Net increase (decrease) in net assets from capital share transactions	(24,760,904)	122,188,017

Net increase in net assets	32,899,606	77,989,018

NET ASSETS:
Beginning of period	489,004,761	411,015,743
End of period	$521,904,367	$489,004,761

CAPITAL SHARE TRANSACTIONS:
Shares received in conjunction with fund merger (Note 1)	—	7,920,164
Shares sold	64,111	95,613
Shares issued as reinvestment of distributions	—	689,036
Shares redeemed	(1,319,910)	(2,079,730)
Net increase (decrease) in shares outstanding	(1,255,799)	6,625,083
Shares outstanding, beginning of period	26,634,650	20,009,567
Shares outstanding, end of period	25,378,851	26,634,650

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Wilshire Global Allocation Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Period.
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015		Year Ended December 31, 2014
Net asset value, beginning of period	$18.36		$20.54	$18.49	$18.38		$19.75		$19.42

Income (loss) from investment operations:
Net investment income (a)	0.07		0.36	0.37	0.46		0.30		0.23
Net realized and unrealized gains (losses) on investments	2.13		(1.80)	2.43	0.57		(0.30)		0.19
Total from investment operations	2.20		(1.44)	2.80	1.03		0.00		0.42

Less distributions:
From net investment income	—		(0.39)	(0.50)	(0.31)		(0.37)		(0.09)
From realized capital gains	—		(0.35)	(0.25)	(0.61)		(1.00)		—
Total distributions	—		(0.74)	(0.75)	(0.92)		(1.37)		(0.09)

Net asset value, end of period	$20.56		$18.36	$20.54	$18.49		$18.38		$19.75

Total return (b)	11.98	%(c)	(7.30%)	15.16%	5.62%		0.04%		2.17%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$521,904		$489,005	$411,016	$409,182		$432,239		$478,350
Operating expenses after fee reductions and expense reimbursements, recoupment of previously waived fees and excluding fees paid indirectly†	0.45	%(d)	0.49%	0.50%	0.51	%(e)	0.53	%(e)	0.52	%(e)
Operating expenses before fee reductions and expense reimbursements, recoupment of previously waived fees and excluding fees paid indirectly†	0.45	%(d)	0.45%	0.41%	0.53%		0.63%		0.57	%(f)
Net investment income (a)	0.76	%(d)	1.78%	1.80%	2.44%		1.48%		1.17%
Portfolio turnover rate	8	%(c)	29%	15%	65	%(g)	29%		83	%(g)

(a)

Net investment income was calculated using the average shares outstanding method for the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

(b)

If you are an annuity contract owner, the total returns shown do not reflect the expenses that apply to the separate account or related insurance policies through which you invest in the Fund. The inclusion of these charges would reduce the total return figures for all periods shown.

(c)	Not annualized.
(d)	Annualized.
(e)

The ratio of expenses to average net assets includes interest expense, which is considered outside the expense limitation agreement. Had interest expense been excluded, the ratio would have been 0.50%, 0.50% and 0.50% for the years ended December 31, 2016, 2015 and 2014, respectively.

(f)	Had the ratio of operating expenses excluding fee reductions/expense reimbursements and excluding fees paid indirectly included these expense offsets, the ratio would have remained at 0.57%.
(g)	Includes the impact of in-kind transactions.
†	These ratios do not include expenses of the underlying investment companies in which the Fund invests.

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Notes to Financial Statements June 30, 2019 (Unaudited)

1. Organization.

The Wilshire Variable Insurance Trust (the “Trust”) is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers units of beneficial interest (shares) in the Wilshire Global Allocation Fund (the “Fund”). The Fund operates under a fund of funds structure and at this time invests substantially all of its assets in shares of certain underlying affiliated funds (the “Affiliated Funds”), which are mutual funds advised by Wilshire Associates Incorporated (the “Adviser”), and in shares of unaffiliated investment companies. Shares of the Fund may only be purchased by insurance company separate accounts for certain variable insurance contracts and by plan sponsors of qualified retirement plans.

The investment objective of the Fund is to realize a high long-term total rate of return consistent with prudent investment risks. Total rate of return consists of current income, which includes dividends, interest, discount accruals and capital appreciation.

On December 7, 2018, the Fund consummated a merger with the Wilshire 2015 Fund (the “2015 Fund”), the Wilshire 2025 Fund (the “2025 Fund”) and the Wilshire 2035 Fund (the “2035 fund”) (collectively, the “Target Date Funds” and, each an “Acquired Fund”), previously each a portfolio offered by the Trust. The purpose of the transaction was to combine four portfolios with comparable investment objectives and strategies. Pursuant to the terms of the agreement governing the merger, each share of the Target Date Funds was converted into an equivalent dollar amount of shares of the Fund, based on the net asset value (“NAV”) of the Fund and the 2015 Fund, the 2025 Fund and the 2035 Fund as of December 7, 2018 ($18.77, $9.67, $10.33 and $10.22, respectively); this resulted in a conversion ratio of 0.515404 shares of the Fund for each share of the 2015 Fund, 0.550391 shares of the Fund for each share of the 2025 Fund, and 0.544611 shares of the Fund for each share of the 2035 Fund. The Fund issued 7,920,164 shares to shareholders valued at $148,648,667 of the Target Date Funds in connection with the merger. The basis of the assets transferred from the Target Date Funds reflected the historical basis of the assets as of the date of the merger. Net assets of the Fund, the 2015 Fund, the 2025 Fund and the 2035 Fund as of the merger date were $353,707,130, $20,616,196, $54,119,767 and $73,912,704, respectively, including total fair value of investments of $353,865,503, $20,633,284, $54,134,704 and $73,935,745, respectively, and unrealized appreciation (depreciation) on investments of ($160,117), $119,434, $729,182 and $1,202,089, respectively. The net assets of the 2015 Fund, the 2025 Fund and the 2035 Fund included accumulated realized capital losses of $10,161, $21,447 and $13,159, respectively. Total net assets of the Fund immediately after the merger were $502,355,797. For financial statement purposes, assets received and shares issued by the Fund were calculated at fair value; however, the cost basis of the investments received from each Acquired Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Expenses related to the merger were incurred by the Adviser.

2. Significant Accounting Policies.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

Use of estimates — The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be material.

Security valuation — A security listed or traded on a domestic exchange is valued at its last sales price on the exchange where it is principally traded. In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on the exchange. Securities traded on National Association of Securities Dealers Automatic Quotation (“NASDAQ”) System are valued at the NASDAQ official closing price. If there is no NASDAQ official closing price available, the most recent bid quotation is used. Securities traded over-the-counter (other than on NASDAQ) are valued at the last current sale price, and if there are no such sales, the most recent bid quotation is used. Investments representing shares of other open-end investment companies, including money market funds, are valued at their net asset value (“NAV”) as

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) June 30, 2019 (Unaudited)

reported by such companies. Values of debt securities are generally reported at the last sales price if the security is actively traded. If a debt security is not actively traded, it is typically valued by an independent pricing agent which employs methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. The independent pricing agent often utilizes proprietary models that are subjective and require the use of judgment and the application of various assumptions including, but not limited to, interest rates, repayment speeds, and default rate assumptions. Debt securities that have a remaining maturity of 60 days or less are valued at prices supplied by the Fund’s pricing agent for such securities, if available, and otherwise are valued at amortized cost if the Pricing Committee concludes it approximates fair value. When market quotations are not readily available, securities are valued according to procedures adopted by the Board of Trustees (the “Board”) or are valued at fair value as determined in good faith by the Pricing Committee, whose members include at least two representatives of the Adviser, one of whom is an officer of the Trust, or the Trust’s Valuation Committee. Securities whose market value using the procedures outlined above do not reflect fair value because a significant valuation event has occurred may be valued at fair value by the Pricing Committee or the Valuation Committee in accordance with the Trust’s valuation procedures. The value of fair valued securities may be different from the last sale price (or the mean between the last bid and asked prices), and there is no guarantee that a fair valued security will be sold at the price at which the Fund is carrying the security. Investments in open-end registered investment companies are valued at the end of day NAV per share as reported by the underlying funds.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of the fair value hierarchy as follows:

●	Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

●	Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. During the six months ended June 30, 2019, there were no significant changes to the Fund’s fair value methodologies. There were no Level 2 or Level 3 securities held by the Fund as or during the six months ended June 30, 2019.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2019:

Wilshire Global Allocation Fund	Level 1	Level 2	Level 3	Total
Affiliated Registered Investment Companies	$452,130,938	$—	$—	$452,130,938
Other Open-End Funds	70,412,143	—	—	70,412,143
Money Market Funds	26,698	—	—	26,698
Total	$522,569,779	$—	$—	$522,569,779

Investment transactions and investment income — Investment transactions are recorded on a trade date basis. Dividends, including distributions paid by Affiliated Funds and unaffiliated investment companies, are recorded on the ex-dividend date. The actual tax character of income, realized gains and return of capital distributions received from Affiliated Funds and unaffiliated investment companies may not be known until after the end of the fiscal year, at which

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) June 30, 2019 (Unaudited)

time appropriate adjustments are recorded. Realized gains and losses on investments sold are determined on the basis of identified cost. Distributions received on securities that represent a return of capital or capital gain are reclassed as a reduction of cost of investments and/or as a realized gain.

Foreign currency transactions — The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

●	market value of investment securities, other assets and liabilities at the daily rates of exchange and

●	purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The portion of the results of operations caused by changes in foreign exchange rates on investments are not isolated from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Net realized and unrealized gains (losses) from foreign currency related transactions include gains and losses arising from the sales of foreign currency and gains and losses between the ex-dividend and payment dates on dividends, interest and foreign withholding taxes. The effect of changes in foreign exchange rates on realized and unrealized gains or losses is reflected as a component of such gains or losses.

Expense policy — Expenses that are attributable to both the Fund and the Wilshire Mutual Funds, Inc. (an affiliated investment company) are allocated across the Fund and the Wilshire Mutual Funds, Inc. based upon relative net assets or another reasonable basis.

Distributions to shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are declared and paid annually. The Fund’s net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Additional distributions of net investment income and net realized capital gains may be made at the discretion of the Board.

3. Investment Advisory and Other Services.

The Trust employs the Adviser to manage the investment and reinvestment of the assets of the Fund and to continuously review, oversee and administer the Fund’s investment program.

Under an Investment Advisory Agreement, the Fund pays to the Adviser a fee at the annual rate of 0.55% of the average daily net assets of the Fund, excluding assets invested in the Affiliated Funds.

The Adviser has entered into an expense limitation agreement with the Fund requiring it to reduce its management fee and/or reimburse expenses to limit annual operating expenses (excluding taxes, brokerage expenses, dividend expenses on short securities, acquired fund fees and expenses and extraordinary expenses) to 0.50% of average daily net assets of the Fund. The agreement to limit expenses continues through at least April 30, 2020. The Adviser may recoup the amount of any management fee reductions or expense reimbursements within three years after the day on which the fee reduction or expense reimbursement occurred if the recoupment does not cause the Fund’s expenses to exceed the expense limitation that was in place at the time of the fee reduction or expense reimbursement. There were no waivers or recoupments during the six months ended June 30, 2019. There are no outstanding amounts that are subject to recoupment as of June 30, 2019.

Because the Affiliated Funds and unaffiliated investment companies have varied fee and expense levels and the Fund may own different proportions of the Affiliated Funds and unaffiliated investment companies at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) June 30, 2019 (Unaudited)

DST Systems, Inc. serves as the Fund’s transfer agent and dividend disbursing agent. The Northern Trust Company serves as the Trust’s custodian. Ultimus Fund Solutions, LLC (“Ultimus”) serves as the Fund’s administrator and accounting agent and Ultimus Fund Distributors LLC (the “Distributor”) serves as the Fund’s principal underwriter. Certain officers and interested Trustees of the Trust are also officers of the Adviser, Ultimus and/or of the Distributor.

Officers and Trustees’ expenses — Certain officers of the Trust are affiliated with and receive remuneration from the Adviser or Ultimus. The Trust does not pay any remuneration to its officers. The Fund and Wilshire Mutual Funds, Inc. together pay each Independent Trustee an annual retainer of $48,000, an annual additional retainer for each Committee chair of $12,000 and an annual additional retainer to the Board chair of $12,000. In addition, each Independent Trustee is compensated for Board and Committee meeting attendance in accordance with the following schedule: an in-person Board meeting fee of $3,000 for Independent Trustees and $4,000 for the Board chair; a telephonic Board meeting fee of $1,500 for Independent Trustees and $2,000 for the Board chair, and a telephonic Committee meeting fee of $500.

4. Distribution and Shareholder Services Plan.

The Fund has adopted a Rule 12b-1 distribution and shareholder services plan (the “Distribution Plan”). Pursuant to the Distribution Plan, the Distributor receives from the Fund a distribution and shareholder services fee computed at the annual rate of 0.25% of average daily net assets.

5. Security Transactions.

During the six months ended June 30, 2019, the aggregate cost of purchases and proceeds from sales of investments, other than affiliated investments and short-term investments, totaled $24,457,819 and $31,226,587, respectively.

Information regarding the Fund’s investments in the Affiliated Funds during the six months ended June 30, 2019 is provided in the table below:

Fund	Value as of December 31, 2018	Cost of Purchases	Proceeds From Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value as of June 30, 2019	Income Distributions	Capital Gain Distributions
Wilshire Income Opportunities Fund - Institutional Class	$123,715,597	$9,129,387	$(9,586,414)	$213,057	$6,487,223	$129,958,850	$2,548,865	$—
Wilshire International Equity Fund - Institutional Class	157,887,061	6,083,833	(11,037,599)	572,866	21,328,554	174,834,715	—	—
Wilshire Large Company Growth Portfolio - Institutional Class	45,020,717	21,820	(5,372,967)	440,895	8,765,953	48,876,418	—	—
Wilshire Large Company Value Portfolio - Institutional Class	61,791,824	29,858	(3,019,151)	(459,949)	9,171,640	67,514,222	—	—
Wilshire Small Company Growth Portfolio - Institutional Class	13,988,950	6,891	(1,273,650)	154,408	2,707,885	15,584,484	—	—
Wilshire Small Company Value Portfolio - Institutional Class	14,106,063	6,890	(773,650)	(113,363)	2,136,309	15,362,249	—	—
	$416,510,212	$15,278,679	$(31,063,431)	$807,914	$50,597,564	$452,130,938	$2,548,865	$—

The Fund currently seeks to achieve its investment objective by investing a portion of its assets in Wilshire International Equity Fund and Wilshire Income Opportunities Fund (the “Wilshire Funds”), both registered open-end management investment companies and Affiliated Funds. The Fund may redeem its investments from the Wilshire Funds at any time if the Adviser determines that it is in the best interest of the Fund and its shareholders to do so. The performance of the Fund may be directly affected by the performance of the Wilshire Funds. As of June 30, 2019, the percentage of net assets invested in the Wilshire Funds was 58.4%. The latest shareholder report for the Wilshire Funds can be found at www.sec.gov.

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) June 30, 2019 (Unaudited)

6. Significant Shareholders.

On June 30, 2019, 99% of the outstanding shares of the Fund, representing 1 omnibus shareholder, were held in the separate account of Horace Mann Life Insurance Co. through which shares of the Fund are sold.

7. Tax Information.

No provision for federal income taxes is required because the Fund has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and distributes to shareholders all of its taxable net investment income and net realized capital gains. Federal income tax regulations differ from U.S. GAAP; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial reporting records are not adjusted for temporary differences. The Fund is not aware of any tax positions for which it is reasonably likely that the total amounts of unrecognized tax benefits or expenses will materially change in the next twelve months. The Fund identifies its major tax jurisdiction as U.S. Federal.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing its tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50%) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities of returns filed within the past three years and on-going analysis of and changes to tax laws, regulations and interpretations thereof.

The federal tax cost and unrealized appreciation (depreciation) at June 30, 2019 for the Fund is as follows:

Tax cost of portfolio investments	$504,149,228
Aggregate gross unrealized appreciation	$23,812,614
Aggregate gross unrealized depreciation	(5,392,063)
Net unrealized appreciation	$18,420,551

The difference between the book and tax-basis cost of portfolio investments for the Fund is attributable primarily to the tax deferral of losses on wash sales.

The tax character of distributions paid to shareholders for the year ended December 31, 2018 was as follows:

December 31, 2018
Ordinary income	$7,397,343
Long-term capital gains	6,459,179
Total	$13,856,522

There were no distributions paid to shareholders during the six months ended June 30, 2019.

At December 31, 2018, the components of accumulated deficit on a tax basis were as follows:

Undistributed ordinary income	$7,165,394
Undistributed long-term gains	21,480,434
Net unrealized depreciation on investments	(36,348,689)
Total accumulated deficit	$(7,702,861)

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) June 30, 2019 (Unaudited)

8. Indemnifications.

In the normal course of business, the Trust enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

9. Contingencies.

As a part of the merger of the Equity Fund and Socially Responsible Fund into the Fund on September 22, 2014, the Fund assumed all of the liabilities of the Equity Fund and Socially Responsible Fund, including, without limitation, contingencies relating to lawsuits. The Equity Fund and Socially Responsible Fund were named as defendants and putative members of a proposed defendant class of shareholders in lawsuits filed on December 7, 2010 in the U.S. Bankruptcy Court for the District of Delaware, and on March 6, 2012 in the District Court for the Southern District of New York, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding. The 2010 lawsuit was brought by the Official Committee of Unsecured Creditors of the Tribune Company and the 2012 lawsuit was brought by Deutsche Bank, as trustee for senior noteholders of Tribune Company. Both lawsuits relate to a leveraged buyout transaction by which Tribune Company converted to a privately-held company in 2007 less than a year prior to Tribune Company’s bankruptcy filing. The putative defendant class is comprised of beneficial owners of shares of Tribune Company who meet certain jurisdictional requirements and received proceeds of the leveraged buyout. The plaintiffs seek to recover those proceeds, together with interest and attorneys’ fees and expenses, as fraudulent transfers under the Bankruptcy Act or various state laws. In 2013, the Complaint in the 2012 lawsuit was dismissed and the Second Circuit Court of Appeals recently affirmed the dismissal and the plaintiffs filed a petition for review by the Supreme Court. In April, 2018, the Supreme Court deferred consideration of the petition to allow the Second Circuit to consider whether it would be appropriate to vacate the judgment in light of a 2018 Supreme Court decision in another case. In May, 2018, the Second Circuit recalled its judgment mandate in anticipation of further panel review. The case remains pending before the Second Circuit. The District Court of New York has stayed the 2010 lawsuit pending a further decision by the Second Circuit in the 2012 lawsuit. The Adviser does not expect the Fund to be materially impacted by the lawsuits.

10. Subsequent Event Evaluation.

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to these financial statements.

Wilshire Variable Insurance Trust Additional Fund Information (Unaudited)

Information on Proxy Voting

A description of policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, along with the Fund’s proxy voting record relating to portfolio securities held during the most recent 12-month period ended June 30 is available at no charge, upon request by calling 1-888-200-6796, or on the SEC’s website at www.sec.gov.

Information on Form N-PORT

The Trust files its complete schedule of portfolio holdings with the SEC as of the end of the first and third quarters of each fiscal year on Form N-PORT. These filings are available on the SEC’s website at www.sec.gov.

Householding Policy

In order to reduce printing and mailing expenses, only one copy of each prospectus, annual and semi-annual report will be sent to all related accounts at a common address, unless you have indicated otherwise on your Account Application. Contract Owners may revoke their consent to householding at any time by calling (866) 591-1568. Upon receipt of a Contract Owner’s revocation, the Trust will begin mailing individual copies of the above-referenced documents to the Contract Owner’s attention within 30 days.

Wilshire Variable Insurance Trust Privacy Statement

At Wilshire Variable Insurance Trust, we appreciate the privacy concerns of our customers. We have established the following policies to maintain the privacy of information you share with us.

Information We Collect

We collect and retain nonpublic personal information about you that may include:

Information we receive on your account applications or other forms such as your name, address, financial information and/or social security number;

Information we receive about your mutual fund transactions, such as purchases, sales, exchanges and account balances; and

Information we collect through the use of Internet “cookies” when you access our website. Cookies are a collection of information stored on the local hard drive of an Internet user, used primarily by web servers to identify previous users and their preferences. A web server cannot find out a user’s name or email address, or anything about the user’s computer using cookies.

Information We May Share

We do not sell any of your nonpublic personal information to third parties. We may share the information we collect with affiliates or with non-affiliated third parties only when those parties are acting on our behalf in servicing your account, or as required by law. These third parties may include:

Administrative service providers who, for example, process transactions for your account, print checks or prepare account statements;

Companies that provide services for us to help market our products to you; and

Governmental or other legal agencies, as required by law.

When information is shared with third parties, they are legally obligated to maintain the confidentiality of the information and to limit their use of it to servicing your account, except as permitted or required by law.

Confidentiality And Security

Within our organization, we restrict access to your nonpublic personal information to authorized employees who need to access such information in order to provide services or products to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

As previously mentioned, we may collect information through the use of Internet “cookies” on our website. In addition, in order to provide you with access to your account via the web, it is necessary for us to collect certain nonpublic personal information such as your name, social security number and account information. Special measures such as data encryption and authentication apply to all nonpublic personal information and communications on our web site.

Applicability

Our privacy policies apply only to those individual investors who have a direct customer relationship with us. If you are an individual shareholder of record of the Fund, we consider you to be our customer. Shareholders purchasing or owning shares of the Fund through their bank, broker, or other financial institution should also consult that financial institution’s privacy policies.

The Wilshire Variable Insurance Trust values your business. We understand the importance of maintaining the integrity of your personal information and are committed to keeping your trust. Please contact us at 888-200-6796 if you have any questions concerning our policy.

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Wilshire Variable Insurance Trust

Wilshire Associates Incorporated
1299 Ocean Avenue
Santa Monica, CA 90401
1-888-200-6796

Item 2.	Code of Ethics.

Not Applicable.

Item 3.	Audit Committee Financial Expert.

Not Applicable.

Item 4.	Principal Accountant Fees and Services.

Not Applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors since the Registrant last disclosed such procedures in the definitive proxy statement filed with the SEC on February 29, 2011.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(a)(4) Change in the registrant’s independent public accountants. Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act
Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Wilshire Variable Insurance Trust

By (Signature and Title)*		/s/ Jason A. Schwarz
Jason A. Schwarz, President and Principal Executive Officer

Date	September 3, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Jason A. Schwarz
Jason A. Schwarz, President and Principal Executive Officer

Date	September 3, 2019

By (Signature and Title)*		/s/ Michael Wauters
Michael Wauters, Treasurer, Principal Financial Officer and Principal Accounting Officer

Date	September 3, 2019

*	Print the name and title of each signing officer under his or her signature.